Exhibit 31-2

CERTIFICATIONS

I, William E. Sliney, President and Chief Financial Officer of PASW, Inc., certify that:

         1.       I have reviewed this annual report on Form 10-KSB for the year ended December 31, 2006 of PASW, Inc.;

         2.       Based on my knowledge, this annual report does not contain any untrue statement of a material fact or omit to state a

                  material fact necessary to make the statements made, in light of the circumstances under which such statements were made,

                  not misleading with respect to the periods covered by this annual report;

         3.       Based on my knowledge, the financial statements, and other financial information included in this annual report, fairly present in all material respects the financial condition,

                  results of operations and cash flows of the registrant as of,

                  and for, the periods presented in this annual report;

         4.       The registrant's other certifying officers and I are

                  responsible for establishing and maintaining disclosure

                  controls and procedures (as defined in Exchange Act Rules

                  13a-15(e) and 15d-15(e)) for the registrant and have:

                  (a)      Designed such disclosure controls and procedures, or

                           caused such disclosure controls and procedures to be

                           designed under our supervision, to ensure that

                           material information relating to the registrant,

                           including its consolidated subsidiaries, is made

                           known to us by others within those entities,

                           particularly during the period in which this annual

                           report is being prepared;

                  (b)      Evaluated the effectiveness of the registrant's

                           disclosure controls and procedures and presented in

                           this annual report our conclusions about the

                           effectiveness of the disclosure controls and

                           procedures, as of the end of the periods covered by

                           this annual report based on such evaluation; and

                  (c)      Disclosed in this annual report any change in the

                           registrant's internal control over financial

                           reporting that occurred during the registrant's most

                           recent fiscal quarter (the registrant's fourth fiscal

                           quarter in the case of an annual report) that has

                           materially affected, or is reasonably likely to

                           materially affect, the registrant's internal control

                           over financial reporting; and

         5.       The registrant's other certifying officers and I have

                  disclosed, based on our most recent evaluation of internal control over financial reporting, to the registrant's auditors and the audit committee of the registrant's board of directors

                  (or persons performing the equivalent functions):

                  (a)      All significant deficiencies and material weaknesses

                           in the design or operation of internal control over

                           financial reporting which are reasonably likely to

                           adversely affect the registrant's ability to record,

                           process, summarize and report financial information;

                           and

                  (b)      Any fraud, whether or not material, that involves

                           management or other employees who have a significant

                           role in the registrant's internal control over

                           financial reporting.

Date:  April 2, 2007

/s/ William E. Sliney

William E. Sliney

President and Chief Financial Officer